UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2026

INTEGRATED WELLNESS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41131	98-1615488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, 6th Floor

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 397-7625

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 12, 2025, Integrated Wellness Acquisition Corp (the “Company”) filed a definitive proxy statement (the “Business Combination Proxy Statement”) for an extraordinary general meeting of shareholders (the “Business Combination Meeting”) scheduled for December 8, 2025, at 10:00 a.m. Eastern Time to approve, among other things, the proposed business combination (“Business Combination”) with Btab Ecommerce Group, Inc. a Georgia corporation (“Btab”). On December 8, 2025, the Business Combination Meeting was held as scheduled, and the shareholders of the Company approved, among other things, the Business Combination.

On February 23, 2026, the Company filed a definitive proxy statement (the “Extension Proxy Statement,” and together with the Business Combination Proxy Statement, the “Proxy Statements”) for an extraordinary general meeting of shareholders (the “Extension Meeting”) scheduled to be held on March 12, 2025, at 11:00 a.m. Eastern Time to approve, among other things, an amendment to the Company’s amended and restated memorandum and articles of association, as amended, to extend the date by which the Company would be required to consummate a business combination from March 16, 2026 to September 16, 2026, or such earlier date as determined by the Company’s board of directors in its sole discretion (the “Extension”).

The Company’s public shareholders are entitled to submit their public shares for redemption in connection with both the Extension Meeting and the Business Combination Meeting. As of December 31, 2025, the estimated per share redemption price was approximately $12.91 (including accrued interest and less taxes paid or payable).

If shareholders have previously submitted public shares for redemption in connection with the Business Combination Meeting and want to ensure such public shares are redeemed in the event either the proposed Business Combination is consummated or the Extension is implemented, they must (or must direct their bank, broker or other nominee to) instruct the Company’s transfer agent, Continental Stock &Transfer Company (the “Transfer Agent”), to redeem such public shares in connection with the Extension no later than the redemption deadline for the Extension Meeting. However, there can be no assurance that the Company will hold the Extension Meeting or implement the Extension. If the Company does not hold the Extension Meeting or implement the Extension, any public shares previously submitted for redemption in connection with the Business Combination Meeting that were also elected for redemption in connection with the Extension Meeting will automatically remain subject to redemption in connection with the consummation of the proposed Business Combination, unless such redemption request is withdrawn by the shareholders. Conversely, if shareholders elect to redeem their public shares solely in connection with the Extension Meeting (and did not previously submit such shares for redemption in connection with the Business Combination Meeting), those public shares will not be redeemed if the Company does not hold the Extension Meeting or implement the Extension.

Shareholders who wish to withdraw their previously submitted redemption requests may do so prior to the taking of the shareholders’ vote at the the Extension Meeting, or thereafter with the Company’s consent, by requesting that the transfer agent return such shares. Shareholders may contact the Transfer Agent, at One State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, or by email at spacredemptions@continentalstock.com.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including without limitation statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, the implied enterprise value, future financial condition and performance of Btab after the closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the pre-money valuation of Btab (which is subject to certain inputs that may change prior to the closing of the Business Combination and is subject to adjustment after the closing of the Business Combination), the level of redemptions of the Company’s public shareholders and the products and markets and expected future performance and market opportunities of Btab. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the proposed Business Combination may not be completed by the Company’s Business Combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Business Combination; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by the Company’s shareholders; (vi) redemptions exceeding a maximum threshold or the failure to meet the Nasdaq’s initial listing standards in connection with the consummation of the contemplated Business Combination; (vii) the effect of the pendency of the Business Combination on Btab’s business relationships, operating results, and business generally; (viii) risks that the proposed Business Combination disrupts current plans and operations of Btab; (ix) the outcome of any legal proceedings that may be instituted against Btab or against the Company related to the Business Combination Agreement or the proposed Business Combination; and (x) those factors discussed in the Company’s filings with the SEC and in the Proxy Statements. Shareholders should carefully consider the risks and uncertainties described in the “Risk Factors” section in the annual report on Form 10-K for year ended December 31, 2024 of the Company, filed with the Securities and Exchange Commission (“SEC”) on April 15, 2025, and the “Risk Factors” sections of the Business Combination Proxy Statement and the Extension Proxy Statement, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither the Company nor Btab presently know or that the Company or Btab currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of these factors, risks and uncertainties, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur, and any estimates, assumptions, expectations, forecasts, views or opinions set forth in this Current Report on Form 8-K should be regarded as preliminary and for illustrative purposes only and accordingly, undue reliance should not be placed upon the forward-looking statements. The Company and Btab assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Additional Information

The Company has filed the Extension Proxy Statement with the SEC in connection with the Extension Meeting on February 23, 2026, and, beginning on or about February 24, 2026, mailed the Extension Proxy Statement and other relevant documents to its shareholders as of February 18, 2026, the record date for the Extension Meeting. In connection with the Business Combination, the Company and Btab prepared a registration statement on Form S-4 with the SEC, which includes a proxy statement that was distributed to the Company’s shareholders in connection with its solicitation for proxies for the vote by the Company’s shareholders in connection with the Business Combination. The Company mailed the Business Combination Proxy Statement and other relevant documents to its shareholders as of November 3, 2025, the record date established for voting on the Business Combination, and, beginning on or about November 11, 2025, mailed the Business Combination Proxy Statement and other relevant documents to its shareholders as of November 3, 2025, the record date for the Business Combination Meeting. Shareholders are urged to read the Proxy Statements and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about the Company, Btab and the Business Combination. Shareholders of the Company are able to obtain free copies of the Proxy Statements, as well as other filings containing information about the Company, Btab, and the Business Combination and the Extension, without charge, at the SEC’s website located at www.sec.gov. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

The Company, Btab and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Business Combination. Shareholders can find information about the Company’s directors and executive officers and their interest in the Company can be found in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on April 15, 2025. A list of the names of the directors, executive officers, other members of management and employees of the Company and Btab, as well as information regarding their interests in the Business Combination, are included in the definitive proxy/prospectus filed with the SEC by the Company and Btab. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. Shareholders may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Wellness Acquisition Corp

By:	/s/ Matthew Malriat
Name: Matthew Malriat
Title: Chief Executive Officer

Dated: March 2, 2026